UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934

Date of report (date of earliest event reported):
September 1, 2010

Unify Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-11807	94-2710559
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1420 Rocky Ridge Drive, Suite 380
Roseville, California 95661

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(916) 218-4700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sale of Equity Securities.

     On September 1, 2010, Unify Corporation (“Unify” or the “Company”) converted its outstanding subordinated convertible notes issued pursuant to the Company’s acquisition of Strategic Office Solutions, Inc. on June 29, 2010 into shares of Unify common stock. The outstanding principal of the notes plus accrued interest was converted into 1,793,281 shares of Unify common stock at a conversion price of $3.50 per share. On the date of conversion, $6,276,450 in aggregate principal and interest was outstanding.

     The shares of Unify Common Stock are exempt from registration under Section 3(a)(9) of the Securities Act of 1933 as the shares were issued solely to former holders of the notes upon conversion of the notes and no commission or remuneration was paid or given directly or indirectly for soliciting such exchange.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 2, 2010

Unify Corporation

By:	/s/ Steven D. Bonham
Steven D. Bonham
Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)